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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 1997

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                               Belmont Homes, Inc.
             (Exact name of registrant as specified in its charter)

Mississippi                        0-26142                      64-0834574
(State or other            (Commission File Number)          (I.R.S. Employer
jurisdiction of                                               Identification
incorporation)                                                    Number)

                                Highway 25 South
                              Industrial Park Drive
                           Belmont, Mississippi 38827
                    (Address of principal executive offices)

                                  601-454-9217
              (Registrant's telephone number, including area code)




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                           FORWARD-LOOKING STATEMENTS

     This report, and the press release incorporated herein by reference, contain forward-looking statements regarding the business and industry of Belmont Homes, Inc., including, without limitation, those regarding the transactions contemplated by the Agreement and Plan of Merger, integration of the businesses of its subsidiaries with Cavalier, the growth and financing strategies of Belmont, the effective implementation of Belmont's business or growth strategy, and other statements regarding trends relating to the manufactured home industry and various other items. Such statements involve known or unknown risks, uncertainties and other factors which may cause the actual results, performance and achievements of Belmont to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, conditions precedent set forth in the Agreement and Plan of Merger (including the affirmative vote of Belmont's shareholders); Belmont's ability to satisfy the other conditions precedent to the performance of the Agreement and Plan of Merger; compliance with applicable regulations and laws; general economic and business conditions; industry trends; demographic changes; competition; raw material and labor costs and availability; import protection and regulation; relationships with customers, distributors or dealers; changes in the business strategy or development plans of the Company; the availability, terms and development of capital; changes in or failure to identify or consummate successful acquisitions or to assimilate the operations of any acquired businesses with those of Belmont or failure to assimilate Belmont with the operations of Cavalier; the availability of other forms of housing; the availability of consumer credit; general inflationary pressures; and government regulation.

Item 5. Other Events.

     On September 5, 1997, the Company issued a press release regarding the election of G. Hiller Spann as the Company's President and Chief Executive Officer, John W. Allison as the Vice-Chairman of the Board of Directors of the Company, Mike Kennedy as the Senior Vice President of Administration of the Company, and Keith Kennedy as the Senior Vice President of Manufacturing of the Company. A copy of this release is included as Exhibit 99.1 to this Current Report on Form 8-K.

     On August 14, 1997, in connection with the execution by the Company of the Agreement and Plan of Merger with Cavalier Homes, Inc., and a subsidiary of Cavalier, the Company also entered into the First Amendment to Stock Purchase Agreement dated August 14, 1997, between the Company and the former shareholders of Bellcrest Homes, Inc. Such amendment is included as Exhibit 10.1 to this Current Report on Form 8-K.

     On August 13, 1997, the Company entered into an Indemnification Agreement with each of A. Douglas Jumper, John W. Allison, Thomas D. Keenum, Sr., Roger D. Moore, J.M. Page, Don D. Murphy, Hollis Sparks, Mike Kennedy, Keith Kennedy, William M. Kunkel and G. Hiller Spann. The Form of Indemnification Agreement is included as Exhibit 10.2 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits:

         10.1 First Amendment to Stock Purchase Agreement dated August 14, 1997, between the Company and the former shareholders of Bellcrest Homes, Inc.

         10.2       Form of Indemnification Agreement dated August 13, 1997.

         99.1       Press Release of the Company issued September 5, 1997.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BELMONT HOMES, INC.
                                By:  /s/ William M. Kunkel
                                Its:  Vice President and Chief Financial Officer



Date:  September 5, 1997




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